SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

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                       Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 13, 2003


                                  TIFFANY & CO.

             (Exact name of Registrant as specified in its charter)



       Delaware                         1-9494                         13-3228013
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer Identification
     incorporation)                                                      Number)


  727 Fifth Avenue, New York, New York                                     10022
(Address of principal executive offices)                                (Zip Code)




Registrant's telephone number, including area code:  (212) 755-8000


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Item 12. Results of Operations and Financial Condition.

On November 13, 2003, Tiffany & Co. released its unaudited earnings and results of operations for the nine and three month periods ended October 31, 2003. The Company is furnishing a copy of the press release hereto as Exhibit 99.1.

The information in this Current Report is being furnished pursuant to Item 12 Results of Operations and Financial Condition. In accordance with General Instruction B.6 of Form 8-K, the information in this report shall not be deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as expressly stated by specific reference in such filing.




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              TIFFANY & CO.


                                      BY: /s/ Patrick B. Dorsey
                                         ---------------------------------------
                                         Patrick B. Dorsey
                                         Senior Vice President, Secretary and
                                         General Counsel

Date: November 13, 2003



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                                  EXHIBIT INDEX


Exhibit No.       Description

99.1              Third  Quarter  2003 Press  Release for Tiffany & Co.,  dated
                  November 13, 2003.